UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

QUANTUM-SI INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut (Address of principal executive offices)		06437 (Zip Code)

Registrant’s telephone number, including area code: (203) 458-7100

HighCape Capital Acquisition Corp.

452 Fifth Avenue, 21st Floor

New York, New York 10018

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 10, 2021, Quantum-Si Incorporated, a Delaware corporation (f/k/a HighCape Capital Acquisition Corp.) (the “Company”, and prior to the Business Combination, “HighCape”), filed a Current Report on Form 8-K (the “Original Report”) to report the consummation of the Business Combination and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 5.03, 7.01 and 8.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of the Original Report is incorporated in this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On June 10, 2021, the Company issued a press release regarding the Closing. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.4) shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

In connection with the Business Combination, holders of 571,128 shares of HighCape’s Class A common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of approximately $5,711,538.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
2.1†	Business Combination Agreement, dated as of February 18, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), Tenet Merger Sub, Inc., and Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 2.1)	2/18/2021	001-39486

3.1	Second Amended and Restated Certificate of Incorporation of Quantum-Si Incorporated		Form 8-K (Exhibit 3.1)	6/15/2021	001-39486

3.2	Amended and Restated Bylaws of Quantum-Si Incorporated		Form 8-K (Exhibit 3.2)	6/15/2021	001-39486

4.1	Specimen Class A Common Stock Certificate		Form S-1/A (Exhibit 4.1)	5/11/2021	333-253691

4.2	Warrant Agreement, dated as of September 3, 2020, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and Continental Stock Transfer & Trust Company		Form 8-K (Exhibit 4.1)	9/9/2020	001-39486

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.1	Form of PIPE Investor Subscription Agreement for institutional investors, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the subscriber parties thereto		Form 8-K (Exhibit 10.1)	2/18/2021	001-39486

10.2	Form of PIPE Investor Subscription Agreement for accredited investors, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the subscriber parties thereto		Form 8-K/A (Exhibit 10.2)	2/19/2021	001-39486

10.3	Form of Subscription Agreement, dated as of February 18, 2021, by and between Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and the Foresite Funds		Form 8-K/A (Exhibit 10.3)	2/19/2021	001-39486

10.4	Transaction Support Agreement, dated as of February 19, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), and certain supporting stockholders of Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 10.1)	2/22/2021	001-39486

10.5	Sponsor Letter Agreement, dated as of February 18, 2021, by and among HighCape Capital Acquisition LLC, Deerfield Partners, L.P., Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and Q-SI Operations Inc. (formerly Quantum-Si Incorporated)		Form 8-K (Exhibit 10.4)	2/18/2021	001-39486

10.6+	Executive Chairman Agreement, dated as of June 10, 2021, by and between Quantum-Si Incorporated and Jonathan M. Rothberg, Ph.D.		Form 8-K (Exhibit 10.6)	6/15/2021	001-39486

10.7+	Offer Letter of Employment, dated as of October 28, 2020, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and John Stark		Form S-4 (Exhibit 10.10)	3/1/2021	333-253691

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.8+	Offer Letter of Employment, dated as of March 23, 2021, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Claudia Drayton		Form S-4/A (Exhibit 10.10)	5/11/2021	333-253691

10.9+	Offer Letter of Employment, dated as of June 1, 2015, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Michael P. McKenna, Ph.D.		Form S-4 (Exhibit 10.10)	3/1/2021	333-253691

10.10+	Offer Letter of Employment, dated as of March 16, 2016, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Matthew Dyer, Ph.D.		Form S-4 (Exhibit 10.11)	3/1/2021	333-253691

10.11+	Consulting Agreement, dated as of April 19, 2021, by and between Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and Michael Mina, M.D., Ph.D.		Form S-4/A (Exhibit 10.13)	5/11/2021	333-253691

10.12	Technology and Services Exchange Agreement, dated as of February 17, 2021, by and among Q-SI Operations Inc. (formerly Quantum-Si Incorporated) and the participants named therein		Form S-4 (Exhibit 10.12)	3/1/2021	333-253691

10.13.1+	Quantum-Si Incorporated 2021 Equity Incentive Plan		Form 8-K (Exhibit 10.13.1)	6/15/2021	001-39486

10.13.2+	Form of Stock Option Agreement under 2021 Equity Incentive Plan		Form 8-K (Exhibit 10.13.2)	6/15/2021	001-39486

10.13.3+	Form of Restricted Stock Unit Agreement under 2021 Equity Incentive Plan		Form 8-K (Exhibit 10.3.3)	6/15/2021	001-39486

10.14.1+	Q-SI Operations Inc. 2013 Employee, Director and Consultant Equity Incentive Plan, as amended		Form 8-K (Exhibit 10.14.1)	6/15/2021	001-39486

10.14.2+	Form of Stock Option Agreement under 2013 Employee, Director and Consultant Equity Incentive Plan, as amended		Form 8-K (Exhibit 10.14.2)	6/15/2021	001-39486

10.14.3+	Form of Restricted Stock Unit Agreement under 2013 Employee, Director and Consultant Equity Incentive Plan, as amended		Form 8-K (Exhibit 10.14.3)	6/15/2021	001-39486

Exhibit Number	Exhibit Description	Filed Herewith	Incorporated by Reference Herein from Form or Schedule	Filing Date	SEC File/Reg. Number
10.15+	Nonemployee Director Compensation Policy		Form 8-K (Exhibit 10.15)	6/15/2021	001-39486

10.16+	Form of Indemnification Agreement		Form 8-K (Exhibit 10.16)	6/15/2021	001-39486

10.17	Amended and Restated Registration Rights Agreement, dated as of June 10, 2021, by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.) and certain of its securityholders		Form 8-K (Exhibit 10.17)	6/15/2021	001-39486

10.18	Form of Lock-up Agreement		Form 8-K (Exhibit 10.18)	6/15/2021	001-39486
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated June 15, 2021	X

21.1	List of Subsidiaries		Form 8-K (Exhibit 21.1)	6/15/2021	001-39486

99.1	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 and for the year ended December 31, 2020		Form 8-K (Exhibit 99.1)	6/15/2021	001-39486

99.2	Unaudited consolidated financial statements of Q-SI Operations Inc. (formerly Quantum-Si Incorporated) as of March 31, 2021 and for the three months ended March 31, 2021		Form 8-K (Exhibit 99.2)	6/15/2021	001-39486

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Q-SI Operations Inc. (formerly Quantum-Si Incorporated) as of March 31, 2021 and for the three months ended March 31, 2021		Form 8-K (Exhibit 99.3)	6/15/2021	001-39486

99.4	Press release dated June 10, 2021	X

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

By:	/s/ John Stark
Name: John Stark
Title: Chief Executive Officer

Date: June 15, 2021